October 14, 1998

                              PIONEER MID-CAP FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED JANUARY 28, 1998
                   (SUPERSEDES SUPPLEMENT DATED JULY 24, 1998)


The following information supplements the corresponding section in the Prospectus. Please consult the Prospectus for the full text of the revised section.

COVER PAGE

The following replaces the first four sentences of the second paragraph:

         In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in common stocks and common stock equivalents (such as convertible bonds and preferred stock) of companies considered to be mid-capitalization companies ("Mid-Cap Companies"). Mid-Cap Companies include companies with market capitalizations at the time of investment within the range of market capitalizations reflected in Standard & Poor's MidCap 400 Index (the "Index"). As of September 30, 1998, the market capitalization range of companies comprising the Index was $189 million to $24.44 billion. The weighted average market capitalization of the securities held in the Fund's portfolio may range from $1 billion to $10 billion.

III.     INVESTMENT OBJECTIVE AND POLICIES

The following replaces the first four sentences of the third paragraph:

         Under normal circumstances, at least 65% of the Fund's total assets are invested in common stocks of Mid-Cap Companies. Mid-Cap Companies include companies with market capitalizations at the time of investment within the range of market capitalizations reflected in the Index. As of September 30, 1998, the market capitalization range of companies comprising the Index was $189 million to $24.44 billion. The weighted average market capitalization of the securities held in the Fund's portfolio may range from $1 billion to $10 billion.

IV.      MANAGEMENT OF THE FUND

The following replaces the fourth, fifth and sixth paragraphs:

         Ms. Theresa A. Hamacher, chief investment officer of PMC since September 1, 1998, has general responsibility for PMC's investment operations. Ms. Hamacher joined PMC in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of PMC and executive vice president of all the Pioneer mutual funds.

         Day-to-day management of the Fund is the responsibility of Steven C. Carhart, a vice president of PMC and the Fund. Mr. Carhart joined PMC in 1996 and has been an investment professional since 1982. Prior to joining PMC, Mr. Carhart was a portfolio manager for Baker, Fentress & Company from 1991 to 1996.

         Mr. Carhart is assisted by a team of managers and analysts which does research for and oversees the management of several funds with similar investment objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.


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VII.     HOW TO BUY FUND SHARES

CLASS B SHARES

These sentences replace the second sentence of the second paragraph:

         For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.

This sentence replaces the first sentence of the fifth paragraph:

         Class B shares will automatically convert into Class A shares at the beginning of the month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below.

CLASS C SHARES

These sentences replace the first sentence of the second paragraph:

         For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.



                                                                       1098-5781
                                             (C) Pioneer Funds Distributor, Inc.